UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Blue Chip Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
42 Report of Independent Registered Public Accounting Firm
43 Tax Information
44 Investment Management Agreement Approval
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Board Members and Officers
58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The U.S. equity market began the annual period ended October 31, 2011 on a strong note, but the investment environment grew increasingly challenging as the year progressed. Stocks came into the period with a head of steam, as the U.S. Federal Reserve Board's (the Fed's) stimulative "quantitative easing" initiative, signs of improving economic growth, strong corporate earnings and a more business-friendly political backdrop gave investors the green light to buy stocks.1 This favorable backdrop remained in place through the late spring: As late as April 29, 2011 in fact, the Russell 1000® Index (the fund's benchmark) had registered a gain of 17.12% from the start of the fund's reporting period.2

From that point, the investing backdrop gradually grew less favorable for three important reasons. The primary issue weighing on the market was the European debt crisis, which threatened the health of the region's banking sector and raised fears of a broader financial system collapse similar to what we witnessed in 2008 and 2009. At the same time, growth in China — which is generally seen as the engine of the world economy — slowed precipitously, raising fears that slower growth was a worldwide phenomenon and not one limited to the developed markets. Even more relevant to the U.S. market, the domestic economy exhibited weakness in gross domestic product growth, industrial production, consumer confidence and the labor market, which dampened the outlook for corporate earnings.

In response to these developments, the U.S. stock market slipped lower during May and June 2011, and then plunged -14.65% in the third quarter. Larger, more stable companies outperformed in this environment, but — as the double-digit loss would indicate — they were nonetheless hit hard in the downturn. The market subsequently staged a massive recovery in October, however, enabling the index to finish the period with a respectable, high-single-digit gain.

The Class A shares of the fund produced a positive absolute return of 7.46%, but slightly underperformed the 8.01% return of the benchmark.

Our approach uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential. This process worked very well for the first three quarters of the year, but it underperformed during the down market of August and September. The traditional relationships between stock price performance and underlying company fundamentals broke down during this time, causing the fund to lose the performance advantage it had built up through the early part of the year. Although we were disappointed by this development, we also recognize that the fund can lag when market conditions become highly atypical. Rather than emphasizing these short-term performance results, we choose to remain focused on using our unique investment process to outperform the benchmark over a full market cycle.

Positive Contributors to Fund Performance

In terms of sectors, the fund delivered its best relative performance in health care. Two factors came into play here. First, we were helped by holding an overweight (above-benchmark) position in a sector that performed very well amid investors' flight to the safer areas of the market late in the period. Second, our stock picks produced a total return nearly triple that of the health care stocks in the benchmark.3 We held a number of companies whose steady fundamentals enabled them to outperform in both the rising market of October-May and in the subsequent downturn. Our largest contributors were overweights in benefits providers such as UnitedHealth Group, Inc. and Humana Inc., services companies such as Cardinal Health, Inc., the biotechnology companies Biogen Idec, Inc. and Cephalon Inc.,* and the pharmaceutical giant Bristol-Myers Squibb Co.

Our stock picks also outperformed in the financial sector, which was a significant positive given that financials were the worst-performing area of the market in the annual period. Here, the largest contributions to performance came from our underweights in major banking and brokerage stocks that lagged the broader sector by a substantial margin. Although a number of stocks fit this bill, the most important underweights were Bank of America Corp.,* Citigroup, Inc.* and Goldman Sachs Group, Inc.* Our overweight positions in Capital One Financial Corp. and Discover Financial Services also added value. Clearly, financials were an area of the market where it paid to have a focus on traditional metrics such as fundamentals and valuations.

The consumer discretionary and telecommunications sectors were also areas of strength for the fund.4 Our top contributors in the two areas were VF Corp. and Verizon Communications, Inc., respectively.

Negative Contributors to Fund Performance

Unfortunately, these positives were outweighed by our underperformance in other segments of the market. The largest shortfall occurred in information technology, where our over- and underweight positions both took a toll on relative performance. In terms of our overweights, our positions in Computer Sciences Corp. and Micron Technology, Inc.* lagged significantly. We were also hurt by holding underweights in some of the sector's outperforming mega-cap stocks, including Apple, Inc., Oracle Corp.* and Intel Corp.

The materials and industrials sectors also proved to be difficult areas for the fund. In materials, the two largest detractors were overweights in the fertilizer producer CF Industries Holdings, Inc. and the gold mining company Newmont Mining Corp. While Newmont performed very well for the full period, it lost ground during the time we held it in the fund. In the industrials sector, no single stock stood out. Instead, a number of smaller detractors combined to cause the underperformance. Utilities and consumer staples were also areas in which our stock picks failed to keep up with the benchmark.

Outlook and Positioning

As we move toward 2012, a great deal of uncertainty continues to hang over the U.S. equity market. Questions about the direction of economic growth, the ultimate resolution of the European debt crisis and the next move of the Fed are all issues that will likely have an impact on market performance. At the same time, the combination of improving earnings growth and reasonable valuations for the overall market provides a favorable backdrop for bottom-up stock selection.

In this uncertain environment, we will maintain our steady, disciplined methodology in an effort to select the best individual stocks for the fund. We believe our even-handed approach and disciplined quantitative process will enable to us to identify opportunities — and ultimately deliver outperformance for our investors — over a full market cycle.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Quantitative easing is a government monetary policy that is designed to promote lending and liquidity with an increase to the money supply that is facilitated through the purchase of government and other securities from the market.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Overweight" means a fund holds a higher weighting in a given sector or security compared with its benchmark index. "Underweight" means a fund holds a lower weighting in a given sector or security.

4 The consumer discretionary sector consists of companies that provide nonessential goods and services. Some examples of companies in this sector include retailers, apparel companies and automobile companies.

* Not held in the portfolio as of October 31, 2011.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	7.46%	13.72%	-0.30%	3.86%
Class B	6.48%	12.77%	-1.15%	2.98%
Class C	6.57%	12.87%	-1.08%	3.05%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	1.29%	11.50%	-1.48%	3.25%
Class B (max 4.00% CDSC)	3.48%	12.24%	-1.30%	2.98%
Class C (max 1.00% CDSC)	6.57%	12.87%	-1.08%	3.05%
No Sales Charges					Life of Class S*
Class S	7.68%	14.03%	-0.07%	N/A	2.80%
Institutional Class	7.55%	13.82%	-0.08%	4.20%	N/A
Russell 1000® Index+	8.01%	12.22%	0.54%	4.17%	3.36%

* Class S shares commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 1.19%, 2.11%,1.95%, 0.94% and 1.56% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$16.36	$14.95	$15.24	$16.36	$16.98
10/31/10	$15.34	$14.04	$14.30	$15.35	$15.91
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.12	$—	$—	$.17	$.13

Morningstar Rankings — Large Blend Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	524	of	1,840	29
3-Year	152	of	1,617	10
5-Year	727	of	1,378	53
10-Year	266	of	825	32
Class B 1-Year	775	of	1,840	42
3-Year	252	of	1,617	16
5-Year	1,012	of	1,378	73
10-Year	552	of	825	67
Class C 1-Year	753	of	1,840	41
3-Year	233	of	1,617	15
5-Year	997	of	1,378	72
10-Year	534	of	825	65
Class S 1-Year	446	of	1,840	24
3-Year	132	of	1,617	9
5-Year	606	of	1,378	44
Institutional Class 1-Year	484	of	1,840	27
3-Year	144	of	1,617	9
5-Year	611	of	1,378	44
10-Year	211	of	825	26

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$907.90	$903.90	$903.90	$908.40	$908.50
Expenses Paid per $1,000*	$5.58	$9.45	$9.41	$4.81	$5.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.36	$1,015.27	$1,015.32	$1,020.16	$1,019.71
Expenses Paid per $1,000*	$5.90	$10.01	$9.96	$5.09	$5.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.16%	1.97%	1.96%	1.00%	1.09%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Common Stocks	99%	98%
Cash Equivalents*	1%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/11	10/31/10

Information Technology	21%	17%
Health Care	14%	15%
Consumer Discretionary	13%	10%
Energy	13%	11%
Financials	12%	17%
Consumer Staples	10%	8%
Industrials	9%	12%
Materials	5%	5%
Telecommunication Services	2%	3%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.
Ten Largest Equity Holdings at October 31, 2011 (20.2% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	2.9%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.8%
3. Philip Morris International, Inc. Seller and distributor of tobacco products	2.1%
4. ConocoPhillips Producer of petroleum and other natural gases	2.1%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.8%
6. Humana, Inc. Provider of managed health plans	1.7%
7. Verizon Communications, Inc. An integrated telecommunications company	1.7%
8. Dell, Inc. Provider of computer products and customer service	1.7%
9. VF Corp. An international apparel company	1.7%
10. Comcast Corp. Provider of entertainment, information and communications products and services	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 12.8%
Auto Components 0.1%
Lear Corp.	9,600	450,336
Automobiles 0.4%
General Motors Co.*	103,700	2,680,645
Distributors 0.1%
Genuine Parts Co.	10,800	620,244
Hotels Restaurants & Leisure 1.4%
Chipotle Mexican Grill, Inc.* (a)	6,800	2,285,616
Las Vegas Sands Corp.*	65,400	3,070,530
Starbucks Corp.	68,400	2,896,056
Wynn Resorts Ltd. (a)	5,100	677,280
		8,929,482
Internet & Catalog Retail 0.7%
Priceline.com, Inc.* (a)	9,500	4,823,340
Leisure Equipment & Products 0.6%
Mattel, Inc. (a)	75,200	2,123,648
Polaris Industries, Inc. (a)	26,100	1,653,174
		3,776,822
Media 3.4%
CBS Corp. "B"	352,900	9,108,349
Comcast Corp. "A" (a)	454,000	10,646,300
McGraw-Hill Companies, Inc.	44,500	1,891,250
		21,645,899
Multiline Retail 1.7%
Dillard's, Inc. "A" (a)	86,044	4,433,847
Macy's, Inc.	163,600	4,994,708
Nordstrom, Inc.	24,800	1,257,112
		10,685,667
Specialty Retail 2.7%
Aaron's, Inc. (a)	27,800	743,928
Abercrombie & Fitch Co. "A" (a)	27,900	2,075,760
Bed Bath & Beyond, Inc.*	3,900	241,176
Foot Locker, Inc.	72,700	1,589,222
GameStop Corp. "A"* (a)	27,200	695,504
Genesco, Inc.* (a)	6,500	383,110
Limited Brands, Inc.	148,200	6,329,622
TJX Companies, Inc. (a)	87,200	5,138,696
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,900	195,141
		17,392,159
Textiles, Apparel & Luxury Goods 1.7%
VF Corp. (a)	78,700	10,877,914
Consumer Staples 9.8%
Beverages 0.3%
Coca-Cola Enterprises, Inc.	19,500	522,990
Diageo PLC (ADR)	6,100	505,568
Hansen Natural Corp.*	10,500	935,445
		1,964,003
Food & Staples Retailing 3.5%
Costco Wholesale Corp.	93,000	7,742,250
CVS Caremark Corp. (a)	174,400	6,330,720
Wal-Mart Stores, Inc.	108,700	6,165,464
Whole Foods Market, Inc.	27,300	1,968,876
		22,207,310
Food Products 2.7%
Bunge Ltd. (a)	16,600	1,025,382
Campbell Soup Co. (a)	19,300	641,725
Fresh Del Monte Produce, Inc. (a)	23,700	603,402
Hormel Foods Corp. (a)	6,000	176,820
Kraft Foods, Inc. "A"	189,800	6,677,164
The Hershey Co. (a)	45,600	2,609,688
Tyson Foods, Inc. "A"	283,000	5,461,900
		17,196,081
Household Products 0.4%
Colgate-Palmolive Co. (a)	29,100	2,629,767
Personal Products 0.8%
Herbalife Ltd.	79,400	4,951,384
Nu Skin Enterprises, Inc. "A" (a)	9,000	454,770
		5,406,154
Tobacco 2.1%
Philip Morris International, Inc.	195,400	13,652,598
Energy 12.3%
Energy Equipment & Services 2.2%
Cameron International Corp.*	6,300	309,582
Complete Production Services, Inc.*	19,600	642,880
Diamond Offshore Drilling, Inc.	16,200	1,061,748
Helix Energy Solutions Group, Inc.* (a)	16,100	290,766
National Oilwell Varco, Inc.	134,400	9,586,752
SEACOR Holdings, Inc.	1,900	161,785
Superior Energy Services, Inc.*	5,600	157,472
Weatherford International Ltd.*	114,400	1,773,200
		13,984,185
Oil, Gas & Consumable Fuels 10.1%
Apache Corp.	3,900	388,557
Chevron Corp. (a)	171,000	17,963,550
ConocoPhillips (a)	192,900	13,435,485
CVR Energy, Inc.*	24,400	604,144
Exxon Mobil Corp.	5,200	406,068
HollyFrontier Corp.	43,100	1,322,739
Marathon Oil Corp.	206,500	5,375,195
Marathon Petroleum Corp.	131,750	4,729,825
SM Energy Co. (a)	11,500	953,465
Stone Energy Corp.*	17,200	417,788
Tesoro Corp.* (a)	297,900	7,727,526
Valero Energy Corp.	424,900	10,452,540
W&T Offshore, Inc. (a)	31,400	618,266
Western Refining, Inc.* (a)	30,500	487,390
		64,882,538
Financials 11.8%
Capital Markets 0.6%
American Capital Ltd.*	103,000	800,310
State Street Corp.	53,800	2,172,982
TD Ameritrade Holding Corp. (a)	47,100	790,338
		3,763,630
Commercial Banks 1.7%
Bank of Montreal (a)	21,100	1,248,487
KeyCorp	381,400	2,692,684
SunTrust Banks, Inc.	89,100	1,757,943
Wells Fargo & Co.	46,900	1,215,179
Zions Bancorp. (a)	220,400	3,826,144
		10,740,437
Consumer Finance 2.7%
American Express Co.	5,900	298,658
Capital One Financial Corp. (a)	219,800	10,036,068
Discover Financial Services	298,700	7,037,372
		17,372,098
Diversified Financial Services 2.5%
CBOE Holdings, Inc. (a)	11,300	295,269
CME Group, Inc. "A"	28,200	7,770,792
IntercontinentalExchange, Inc.* (a)	18,000	2,337,840
NYSE Euronext	61,500	1,634,055
The NASDAQ OMX Group, Inc.*	172,800	4,328,640
		16,366,596
Insurance 3.8%
ACE Ltd.	110,300	7,958,145
Aflac, Inc.	88,900	4,008,501
Allied World Assurance Co. Holdings AG	20,000	1,162,000
Arch Capital Group Ltd.*	14,400	517,968
Assurant, Inc.	7,400	285,196
Berkshire Hathaway, Inc. "A"*	4	467,800
Chubb Corp. (a)	99,600	6,678,180
Fidelity National Financial, Inc. "A"	19,400	299,536
PartnerRe Ltd.	6,600	410,652
ProAssurance Corp.	2,700	206,685
The Travelers Companies, Inc.	25,800	1,505,430
Unum Group	27,600	657,984
Validus Holdings Ltd.	7,900	216,144
		24,374,221
Real Estate Investment Trusts 0.5%
American Capital Agency Corp. (REIT) (a)	28,400	781,284
Public Storage (REIT) (a)	13,000	1,677,650
Rayonier, Inc. (REIT)	13,350	557,096
		3,016,030
Health Care 14.1%
Biotechnology 1.2%
Biogen Idec, Inc.*	66,200	7,703,032
Health Care Providers & Services 5.9%
Aetna, Inc.	180,000	7,156,800
Cardinal Health, Inc.	51,100	2,262,197
CIGNA Corp.	14,100	625,194
Coventry Health Care, Inc.*	62,200	1,978,582
Humana, Inc.	130,800	11,103,612
UnitedHealth Group, Inc.	211,600	10,154,684
WellPoint, Inc. (a)	65,900	4,540,510
		37,821,579
Pharmaceuticals 7.0%
Abbott Laboratories	152,700	8,225,949
Bristol-Myers Squibb Co.	293,000	9,255,870
Eli Lilly & Co. (a)	260,100	9,665,316
Endo Pharmaceuticals Holdings, Inc.*	24,700	798,057
Forest Laboratories, Inc.*	176,200	5,515,060
Johnson & Johnson	7,200	463,608
Merck & Co., Inc.	144,300	4,978,350
Par Pharmaceutical Companies, Inc.*	31,300	957,780
Pfizer, Inc.	194,100	3,738,366
Watson Pharmaceuticals, Inc.*	22,800	1,531,248
		45,129,604
Industrials 9.2%
Aerospace & Defense 4.1%
Alliant Techsystems, Inc.	3,200	185,856
General Dynamics Corp.	83,000	5,327,770
HEICO Corp. (a)	4,200	239,484
L-3 Communications Holdings, Inc.	14,000	948,920
Lockheed Martin Corp.	11,100	842,490
Northrop Grumman Corp. (a)	173,700	10,031,175
Precision Castparts Corp. (a)	9,400	1,533,610
Raytheon Co.	62,000	2,739,780
The Boeing Co.	68,600	4,513,194
		26,362,279
Airlines 0.3%
Alaska Air Group, Inc.* (a)	32,200	2,142,266
Commercial Services & Supplies 0.1%
Cintas Corp.	9,400	280,966
Clean Harbors, Inc.* (a)	4,300	250,561
		531,527
Construction & Engineering 1.4%
Chicago Bridge & Iron Co. NV	26,500	969,370
EMCOR Group, Inc.	31,100	779,677
Fluor Corp. (a)	92,200	5,241,570
KBR, Inc.	45,500	1,269,905
MasTec, Inc.* (a)	28,600	618,332
		8,878,854
Industrial Conglomerates 1.0%
Tyco International Ltd.	142,500	6,490,875
Machinery 0.4%
AGCO Corp.*	17,100	749,493
Parker Hannifin Corp.	16,800	1,370,040
Timken Co.	13,300	560,196
		2,679,729
Marine 0.0%
Kirby Corp.* (a)	4,100	252,314
Professional Services 0.1%
Towers Watson & Co. "A"	4,600	302,220
Road & Rail 1.1%
Ryder System, Inc.	87,300	4,447,062
Union Pacific Corp.	23,900	2,379,723
		6,826,785
Trading Companies & Distributors 0.7%
W.W. Grainger, Inc. (a)	25,100	4,299,881
Information Technology 20.1%
Communications Equipment 0.5%
Motorola Solutions, Inc.	62,900	2,950,639
Computers & Peripherals 5.5%
Apple, Inc.*	45,300	18,336,534
Dell, Inc.* (a)	691,200	10,927,872
EMC Corp.*	51,000	1,250,010
Lexmark International, Inc. "A"*	62,900	1,993,930
Western Digital Corp.*	112,400	2,994,336
		35,502,682
Electronic Equipment, Instruments & Components 1.7%
Anixter International, Inc.* (a)	7,500	440,175
Arrow Electronics, Inc.*	58,300	2,101,715
Avnet, Inc.*	13,500	409,185
TE Connectivity Ltd.	78,200	2,780,010
Tech Data Corp.* (a)	56,200	2,763,916
Vishay Intertechnology, Inc.* (a)	231,300	2,486,475
		10,981,476
Internet Software & Services 2.5%
eBay, Inc.*	331,000	10,535,730
IAC/InterActiveCorp.* (a)	128,700	5,254,821
		15,790,551
IT Services 4.9%
Accenture PLC "A"	22,000	1,325,720
Amdocs Ltd.*	12,700	381,254
Automatic Data Processing, Inc.	162,400	8,498,392
Computer Sciences Corp.	66,944	2,106,058
Fiserv, Inc.*	32,600	1,919,162
International Business Machines Corp.	63,200	11,668,616
MasterCard, Inc. "A"	10,600	3,680,744
Total System Services, Inc.	32,500	646,425
Western Union Co.	60,600	1,058,682
		31,285,053
Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	57,000	2,161,440
Applied Materials, Inc.	352,600	4,344,032
GT Advanced Technologies, Inc.* (a)	43,900	359,980
Intel Corp.	100,000	2,454,000
Kulicke & Soffa Industries, Inc.*	34,800	335,820
LSI Corp.*	27,300	170,625
Photronics, Inc.* (a)	23,200	145,464
Teradyne, Inc.* (a)	18,500	264,920
Texas Instruments, Inc. (a)	81,000	2,489,130
		12,725,411
Software 3.0%
Activision Blizzard, Inc.	240,100	3,214,939
ANSYS, Inc.*	20,800	1,130,688
CA, Inc.	58,900	1,275,774
Electronic Arts, Inc.* (a)	65,700	1,534,095
Microsoft Corp.	369,600	9,842,448
Symantec Corp.*	111,700	1,900,017
TIBCO Software, Inc.*	23,800	687,582
		19,585,543
Materials 5.3%
Chemicals 3.7%
CF Industries Holdings, Inc.	61,800	10,028,286
E.I. du Pont de Nemours & Co.	85,900	4,129,213
Monsanto Co.	47,700	3,470,175
OM Group, Inc.*	11,600	335,356
Potash Corp. of Saskatchewan, Inc.	46,700	2,210,311
PPG Industries, Inc.	32,800	2,834,248
Rockwood Holdings, Inc.*	3,600	165,744
Westlake Chemical Corp. (a)	4,300	177,203
		23,350,536
Metals & Mining 1.0%
Barrick Gold Corp.	35,100	1,737,450
Newmont Mining Corp.	73,000	4,878,590
		6,616,040
Paper & Forest Products 0.6%
Domtar Corp. (a)	46,100	3,776,051
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc. (a)	297,000	10,983,060
Wireless Telecommunication Services 0.2%
China Mobile Ltd. (ADR) (a)	19,700	936,932
Vodafone Group PLC (ADR)	6,200	172,608
		1,109,540
Utilities 1.0%
Electric Utilities 0.1%
Edison International	18,400	747,040
PNM Resources, Inc.	10,100	181,598
		928,638
Gas Utilities 0.1%
ONEOK, Inc.	8,600	654,030
Independent Power Producers & Energy Traders 0.4%
NRG Energy, Inc.* (a)	121,833	2,609,663
Multi-Utilities 0.4%
Ameren Corp.	76,600	2,442,008
Total Common Stocks (Cost $596,287,510)		630,150,022

Securities Lending Collateral 23.3%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $149,460,917)	149,460,917	149,460,917

Cash Equivalents 1.2%
Central Cash Management Fund, 0.11% (b) (Cost $7,923,908)	7,923,908	7,923,908

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $753,672,335)+	122.8	787,534,847
Other Assets and Liabilities, Net	(22.8)	(146,084,409)
Net Assets	100.0	641,450,438

* Non-income producing security.

+ The cost for federal income tax purposes was $757,791,148. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $29,743,699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,315,565 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,571,866.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $142,679,144, which is 22.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P E-Mini 500 Index	USD	12/16/2011	175	10,931,375	760,313

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$630,150,022	$—	$—	$630,150,022
Short-Term Investments (d)	157,384,825	—	—	157,384,825
Derivatives (e)	760,313	—	—	760,313
Total	$788,295,160	$—	$—	$788,295,160

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $596,287,510) — including $142,679,144 of securities loaned	$630,150,022
Investment in Daily Assets Fund Institutional (cost $149,460,917)*	149,460,917
Investment in Central Cash Management Fund (cost $7,923,908)	7,923,908
Total investments in securities, at value (cost $753,672,335)	787,534,847
Cash	10,000
Foreign currency, at value (cost $4,475)	4,643
Deposit with broker for futures contracts	3,162,213
Receivable for Fund shares sold	1,201,345
Dividends receivable	651,175
Interest receivable	12,333
Receivable for variation margin on futures contracts	760,313
Foreign taxes recoverable	7,125
Other assets	55,635
Total assets	793,399,629
Liabilities
Payable upon return of securities loaned	149,460,917
Payable for Fund shares redeemed	1,359,230
Accrued management fee	239,660
Other accrued expenses and payables	889,384
Total liabilities	151,949,191
Net assets, at value	$641,450,438
Net Assets Consist of
Undistributed net investment income	3,217,984
Net unrealized appreciation (depreciation) on: Investments	33,862,512
Futures	760,313
Foreign currency	155
Accumulated net realized gain (loss)	(80,620,123)
Paid-in capital	684,229,597
Net assets, at value	$641,450,438

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($221,962,519 ÷ 13,564,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$16.36
Maximum offering price per share (100 ÷ 94.25 of $16.36)	$17.36
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,572,648 ÷ 372,642 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.95
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,820,882 ÷ 1,169,149 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.24
Class S Net Asset Value, offering and redemption price per share ($19,524,681 ÷ 1,193,285 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$16.36
Institutional Class Net Asset Value, offering and redemption price per share ($376,569,708 ÷ 22,175,015 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$16.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,855)	$9,143,190
Interest	114
Income distributions — Central Cash Management Fund	16,024
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	112,866
Total income	9,272,194
Expenses: Management fee	2,358,254
Administration fee	508,940
Services to shareholders	2,219,718
Distribution and service fees	841,074
Custodian fee	26,962
Professional fees	100,301
Reports to shareholders	230,056
Registration fees	104,503
Trustees' fees and expenses	17,529
Other	21,661
Total expenses before expense reductions	6,428,998
Expense reductions	(488,802)
Total expenses after expense reductions	5,940,196
Net investment income (loss)	3,331,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	24,975,134
Futures	921,650
25,896,784
Change in net unrealized appreciation (depreciation) on: Investments	(7,912,286)
Futures	430,030
Foreign currency	92
(7,482,164)
Net gain (loss)	18,414,620
Net increase (decrease) in net assets resulting from operations	$21,746,618

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$3,331,998	$2,656,433
Net realized gain (loss)	25,896,784	23,393,501
Change in net unrealized appreciation (depreciation)	(7,482,164)	20,651,961
Net increase (decrease) in net assets resulting from operations	21,746,618	46,701,895
Distributions to shareholders from: Net investment income: Class A	(1,832,826)	(2,234,771)
Class B	—	(28,453)
Class C	—	(32,551)
Class S	(200,888)	(200,948)
Institutional Class	(1,070,183)	(1,614)
Total distributions	(3,103,897)	(2,498,337)
Fund share transactions: Proceeds from shares sold	339,287,627	150,621,173
Reinvestment of distributions	1,942,239	2,378,330
Cost of shares redeemed	(117,000,919)	(80,648,858)
Net increase (decrease) in net assets from Fund share transactions	224,228,947	72,350,645
Increase from regulatory settlements (see Note G)	—	471,390
Increase (decrease) in net assets	242,871,668	117,025,593
Net assets at beginning of period	398,578,770	281,553,177
Net assets at end of period (including undistributed net investment income of $3,217,984 and $3,034,963, respectively)	$641,450,438	$398,578,770

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$15.34	$13.46		$11.43	$22.57		$22.16
Income (loss) from investment operations: Net investment incomea	.11	.12		.12	.11		.14
Net realized and unrealized gain (loss)	1.03	1.87		2.02	(8.15)		2.47
Total from investment operations	1.14	1.99		2.14	(8.04)		2.61
Less distributions from: Net investment income	(.12)	(.13)		(.11)	(.16)		(.14)
Net realized gains	—	—		—	(2.94)		(2.06)
Total distributions	(.12)	(.13)		(.11)	(3.10)		(2.20)
Increase from regulatory settlements	—	.02	d	—	—		—
Net asset value, end of period	$16.36	$15.34		$13.46	$11.43		$22.57
Total Return (%)b	7.46	15.02	d	18.99	(40.56	)c	12.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	222	235		232	218		436
Ratio of expenses (%)	1.17	1.19		1.26	1.19		1.13
Ratio of net investment income (%)	.65	.84		1.06	.69		.68
Portfolio turnover rate (%)	202	134		82	140		266
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.014 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.005 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.

	Years Ended October 31,
Class B	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.04	$12.34		$10.46		$20.92		$20.72
Income (loss) from investment operations: Net investment income (loss)a	(.03)	(.00	)*	.03		(.01)		(.01)
Net realized and unrealized gain (loss)	.94	1.72		1.86		(7.51)		2.27
Total from investment operations	.91	1.72		1.89		(7.52)		2.26
Less distributions from: Net investment income	—	(.03)		(.01)		—		—
Net realized gains	—	—		—		(2.94)		(2.06)
Total distributions	—	(.03)		(.01)		(2.94)		(2.06)
Increase from regulatory settlements	—	.01	d	—		—		—
Net asset value, end of period	$14.95	$14.04		$12.34		$10.46		$20.92
Total Return (%)b	6.48	14.02	d	18.11	c	(41.08	)c	11.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8		14		19		52
Ratio of expenses before expense reductions (%)	2.03	2.11		2.20		2.10		1.99
Ratio of expenses after expense reductions (%)	2.03	2.11		2.03		2.09		1.99
Ratio of net investment income (loss) (%)	(.22)	(.02)		.34		(.21)		(.18)
Portfolio turnover rate (%)	202	134		82		140		266
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.011 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.30	$12.54		$10.65	$21.22		$20.97
Income (loss) from investment operations: Net investment income (loss)a	(.02)	.01		.03	(.00	)*	(.00 )*
Net realized and unrealized gain (loss)	.96	1.75		1.88	(7.63)		2.31
Total from investment operations	.94	1.76		1.91	(7.63)		2.31
Less distributions from: Net investment income	—	(.02)		(.02)	—		—
Net realized gains	—	—		—	(2.94)		(2.06)
Total distributions	—	(.02)		(.02)	(2.94)		(2.06)
Increase from regulatory settlements	—	.02	d	—	—		—
Net asset value, end of period	$15.24	$14.30		$12.54	$10.65		$21.22
Total Return (%)b	6.57	14.21	d	18.13	(41.06	)c	11.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19		21	19		40
Ratio of expenses (%)	1.96	1.95		2.02	1.97		1.91
Ratio of net investment income (loss) (%)	(.14)	.08		.29	(.09)		(.10)
Portfolio turnover rate (%)	202	134		82	140		266
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.013 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.004 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$15.35	$13.49		$11.43	$22.59		$22.15
Income (loss) from investment operations: Net investment income (loss)a	.14	.16		.16	.15		.19
Net realized and unrealized gain (loss)	1.04	1.87		2.03	(8.16)		2.48
Total from investment operations	1.18	2.03		2.19	(8.01)		2.67
Less distributions from: Net investment income	(.17)	(.19)		(.13)	(.21)		(.17)
Net realized gains	—	—		—	(2.94)		(2.06)
Total distributions	(.17)	(.19)		(.13)	(3.15)		(2.23)
Increase from regulatory settlements	—	.02	c	—	—		—
Net asset value, end of period	$16.36	$15.35		$13.49	$11.43		$22.59
Total Return (%)	7.68	15.28	c	19.45	(40.48	)b	12.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17		15	12		15
Ratio of expenses before expense reductions (%)	.96	.94		.96	1.01		.91
Ratio of net investment income (%)	.85	1.07		1.35	.87		.90
Portfolio turnover rate (%)	202	134		82	140		266
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.014 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.005 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.

	Years Ended October 31,
Institutional Class	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$15.91		$14.00		$11.92	$23.43		$22.91
Income (loss) from investment operations: Net investment income (loss)a	.13		.11		.16	.17		.24
Net realized and unrealized gain (loss)	1.07		1.95		2.09	(8.47)		2.58
Total from investment operations	1.20		2.06		2.25	(8.30)		2.82
Less distributions from: Net investment income	(.13)		(.18)		(.17)	(.27)		(.24)
Net realized gains	—		—		—	(2.94)		(2.06)
Total distributions	(.13)		(.18)		(.17)	(3.21)		(2.30)
Increase from regulatory settlements	—		.03	c	—	—		—
Net asset value, end of period	$16.98		$15.91		$14.00	$11.92		$23.43
Total Return (%)	7.55	b	14.99	b,c	19.24	(40.34	)b	13.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	377		120		.1	2		29
Ratio of expenses before expense reductions (%)	1.31		1.56		1.16	.75		.67
Ratio of expenses after expense reductions (%)	1.09		1.15		1.16	.75		.67
Ratio of net investment income (%)	.74		.73		1.38	1.13		1.14
Portfolio turnover rate (%)	202		134		82	140		266
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.020 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.007 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.14% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Blue Chip Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Blue Chip Fund, a series of DWS Blue Chip Fund (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $75,741,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($2,634,000) and October 31, 2017 ($73,107,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $27,413,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$3,217,984
Capital loss carryforwards	$(75,741,000)
Net unrealized appreciation (depreciation) on investments	$29,743,699

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$3,103,897	$2,498,337

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund used futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the Fund's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $7,138,000 to $10,931,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$760,313

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$921,650

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$430,030

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,237,204,235 and $1,014,310,567, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

For the period from November 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.09%.

For the period from November 1, 2010 through January 31, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.09%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $508,940, of which $51,842 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2011
Class A	$417,484	$—	$101,935
Class B	20,195	—	4,604
Class C	39,968	—	9,927
Class S	46,507	—	12,021
Institutional Class	1,297,556	488,802	304,088
	$1,821,710	$488,802	$432,575

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$52,489	$3,413
Class C	143,244	10,739
	$195,733	$14,152

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$580,449	$134,135	.24%
Class B	17,400	3,613	.25%
Class C	47,492	11,055	.25%
	$645,341	$148,803

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $20,954.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $12,347 and $1,153, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $43 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,697, of which $7,550 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,110,600	$18,358,894	1,458,084	$21,293,353
Class B	25,142	381,683	56,741	743,664
Class C	155,771	2,438,838	147,884	2,009,388
Class S	353,122	5,746,900	209,434	3,049,834
Institutional Class	17,882,769	312,361,312	8,282,610	123,524,934
		$339,287,627		$150,621,173
Shares issued to shareholders in reinvestment of distributions
Class A	108,269	$1,738,806	148,507	$2,120,679
Class B	—	—	2,104	27,718
Class C	—	—	2,328	31,192
Class S	12,312	197,358	13,824	197,128
Institutional Class	365	6,075	109	1,613
		$1,942,239		$2,378,330
Shares redeemed
Class A	(2,980,645)	$(49,528,551)	(3,547,746)	$(51,495,953)
Class B	(204,144)	(3,120,443)	(604,145)	(8,093,271)
Class C	(302,942)	(4,649,290)	(499,470)	(6,794,613)
Class S	(255,700)	(4,237,216)	(218,842)	(3,168,148)
Institutional Class	(3,265,747)	(55,465,419)	(734,379)	(11,096,873)
		$(117,000,919)		$(80,648,858)
Net increase (decrease)
Class A	(1,761,776)	$(29,430,851)	(1,941,155)	$(28,081,921)
Class B	(179,002)	(2,738,760)	(545,300)	(7,321,889)
Class C	(147,171)	(2,210,452)	(349,258)	(4,754,033)
Class S	109,734	1,707,042	4,416	78,814
Institutional Class	14,617,387	256,901,968	7,548,340	112,429,674
		$224,228,947		$72,350,645

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $353,885. In addition, the Fund received $117,505 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010.

H. Fund Merger

On November 21, 2011, the Board of Directors of the Fund approved the merger of the DWS Blue Chip Fund into the DWS Growth & Income Fund. Completion of the merger is expected to occur on or about February 27, 2012.

Report of Independent Registered Public Accounting Firm

To the Shareholders of DWS Blue Chip Fund and Board of Trustees of DWS Investment Trust and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (the "Fund"), a series of DWS Investment Trust including the investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2011

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $10,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisers, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BLUE CHIP FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$55,596	$0	$5,034	$0
2010	$50,753	$0	$9,325	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$5,034	$285,550	$565,608	$856,192
2010	$9,325	$295,930	$645,807	$951,062

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011